THIRD AMENDMENT TO
AMENDED AND RESTATED STRATEGIC ALLIANCE AGREEMENT
(NICOTINIC ALPHA-7 PROGRAM)
     This THIRD AMENDMENT TO AMENDED AND RESTATED STRATEGIC ALLIANCE AGREEMENT (NICOTINIC ALPHA-7 PROGRAM) (this “Amendment”) is executed as of the 14th day of January, 2008, to be effective as of June 1, 2007, by and among Memory Pharmaceuticals Corp. (“Memory”), and F. Hoffmann-La Roche Ltd and Hoffmann-La Roche Inc. (together, “Roche”).
     WHEREAS, Memory and Roche have previously entered into an Amended and Restated Strategic Alliance Agreement (Nicotinic Alpha-7 Program) (including its schedules, exhibits and appendices) dated as of February 27, 2006, as amended on March 30, 2007 and June 18, 2007 (collectively, the “Agreement”), which sets forth the parties’ rights, duties and obligations under the Agreement; and
     WHEREAS, the parties wish to amend the Agreement and agree to the other provisions as set forth herein.
     NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt and sufficiency which are hereby acknowledged, the parties hereby agree that the Agreement is hereby amended as follows:
1.	Memory and Roche hereby agree that Memory shall use its reasonable commercial efforts to conduct the activities with respect to Compound 3454 (as defined in the Agreement) set forth on Exhibit M attached hereto (such activities, as modified, amended or otherwise supplemented in accordance with the procedures set forth in paragraph 2 below, the “Additional Activities”). Exhibit M also contains (a) estimated costs and expenses of the Additional Activities (which costs and expenses do not include Memory’s internal FTE or overhead expenses related to the Additional Activities), (b) estimated timetables with respect to the Additional Activities, and (c) related anticipated deliverables. Ownership of any intellectual property resulting from the Additional Activities shall be as provided in Section 13.1 of the Agreement. MEMORY MAKES NO REPRESENTATION OR WARRANTY, WHETHER EXPRESS OR IMPLIED, WITH RESPECT TO THE ADDITIONAL ACTIVITIES, INCLUDING, WITHOUT LIMITATION, THE RESULTS THEREOF.

2.	From time to time upon mutual agreement, Memory and Roche may modify, supplement or otherwise amend the scope of the Additional Activities set forth on Exhibit M (including any Attachment thereto) by executing and delivering an Exhibit M Change Form, such Exhibit M Change Form to be in substantially the form attached hereto as Exhibit N. Notwithstanding anything contained in this Amendment to the contrary, it is understood and agreed that the costs, expenses and timetables included on Exhibit M are estimates only.
[*] CONFIDENTIAL TREATMENT IS REQUESTED

3.	Notwithstanding anything contained in the Agreement (including the Workplan related thereto) to the contrary, the costs and expenses of the Additional Activities (the “Activity Costs”) shall be borne and paid by Roche, except that Activity Costs shall not include Memory’s internal FTE or overhead expenses related to the Additional Activities, which shall be borne and paid by Memory. Memory shall provide Roche with a detailed invoice for any Activity Costs and Roche shall make payment to Memory of such invoiced amounts within thirty (30) days after receipt by Roche of such invoice. Subject to paragraph 4 below, the provisions of this paragraph 3 shall survive the termination of the Agreement; provided, that for the avoidance of doubt, following termination of the Agreement Memory may cease conducting the Additional Activities.

4.	Roche may terminate the obligations of the parties pursuant to paragraphs 1 and 3 above, on an Additional Activity-by-Additional Activity basis, upon thirty (30) days’ prior written notice to Memory (an “Activity Termination”); provided, that Roche shall remain obligated to pay, subject to the immediately following sentence, (i) all Activity Costs incurred through the effective date of such Activity Termination, (ii) all costs and expenses of Memory in connection with cancellation of cancellable Activity Costs, and (iii) all non-cancellable Activity Costs resulting from obligations incurred before notice of such Activity Termination and accrued after the effective date of such Activity Termination. In connection with an Activity Termination, Memory shall, to the extent reasonably possible, seek to mitigate Activity Costs for the Additional Activities arising with respect to the period of time following notice of such Activity Termination.
This Amendment, along with the Agreement, shall constitute the entire agreement between the Parties with respect to the subject matter of the Agreement. All other terms of the Agreement shall remain in full force and effect. For the avoidance of doubt, it is understood and agreed that the provisions of this Agreement do not amend or modify the terms or timing of the License Exercise Period (as defined in the Agreement). To the extent that there are any inconsistencies between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall prevail in effect. This Amendment may be executed by facsimile or pdf format and in any number of counterparts, each of which shall be deemed an original but all of such together shall constitute one and the same instrument.
[Signature block on the next page]
[*] CONFIDENTIAL TREATMENT IS REQUESTED

2

     IN WITNESS WHEREOF, the parties have executed this Third Amendment to be effective as of the day and year first above written.

MEMORY PHARMACEUTICALS CORP.		HOFFMANN-LA ROCHE INC.

By:	/s/ James R. Sulat	By:	/s/ Warwick S. Bedwell

	Name: James R. Sulat		Name:	Warwick S. Bedwell
	Title: President and CEO		Title:	Vice President
Global Head of Business
Development

F. HOFFMANN-LA ROCHE LTD

		By:	/s/ Tobias Kiechle

			Name:	Dr. Tobias Kiechle
			Title:	Stv. Direktor
Global Head Alliance Management

		By:	/s/ Melanie Frey Wick

			Name:	Dr. Melanie Frey Wick
			Title:	Authorized Signatory
[*] CONFIDENTIAL TREATMENT IS REQUESTED

3

Exhibit M — Initial Additional Activities

		Estimated	Estimated
	Item Description	Costs ($US)	Timing	Deliverables
1.	[*]	[*]	[*]	[*]

Substantially as provided in [*] proposal: [*] (attached hereto as Attachment M-1). [*]

2.	[*]	[*]	[*]	[*]

[*] proposal: [*] (attached hereto as Attachment M-2)

3.	[*]	[*]	[*]	[*]

[*] CONFIDENTIAL TREATMENT IS REQUESTED

Attachment M-1
Change of Scope #9: [*]
Proposal [*]
MEM3454 [*]
For Memory Pharmaceuticals Corporation
This change of scope describes [*] activities to be performed for Memory Pharmaceuticals (“Client”) by [*]
[*]
Memory Pharmaceuticals Corp                                                                            [*]

By:	/s/ Ashok Tehim	By:	[*]

Name:	Ashok Tehim	Name:	[*]

Title:	VP, Chemistry	Title:	[*]

Date:	October 12, 2007	Date:	[*]

[*] CONFIDENTIAL TREATMENT IS REQUESTED

Attachment M-2
[*] PROJECT PROPOSAL : [*]
UNDER MASTER AGREEMENT FOR [*] SERVICES
DATED JANUARY 11, 2005

1.	Parties:	[*]	Memory Pharmaceuticals, Corp.
(“Client”)
		[*]	100 Philips Parkway
Montvale, NJ 07645
USA

2.	Product:	• MEM3454 Tablets (Two Strengths) (“Product”)

3.	Indication:	• CNS

4.	Description of Services:	See Project Scope (Part A).

5.	Payment and Currency:	See Budget Summary (Part B).

6.	Timeline:	See High Level Timeline (Part C)

7.	[*]

8.	Effective Date:	December 10, 2007

9.	Master Agreement:	The parties agree that the terms and conditions of that certain Master Agreement for [*] dated as of January 11, 2005, together with the Standard Terms and Conditions attached thereto as Schedule A and the Confidentiality Agreement referenced therein, as each of the same may have been amended, modified or supplemented from time to time, shall be deemed incorporated by reference in this Project Proposal and together shall constitute an integrated, valid, binding and enforceable contract between the parties.

10.	Date of
Confidentiality
	Agreement:	October 21, 2003

12.	Date:	December 21, 2007
[*] CONFIDENTIAL TREATMENT IS REQUESTED

[*]	Memory Pharmaceuticals, Corp.

By: [*]	By:	/s/ David Lowe

Name: [*]	Name:	David Lowe, Ph.D.

Title: [*]	Title:	Chief Scientific Officer
[*] CONFIDENTIAL TREATMENT IS REQUESTED

Table of Contents
[*]
[*] CONFIDENTIAL TREATMENT IS REQUESTED

PART A:
MEM3454 [*]
For
Memory Pharmaceuticals Corp.
Project Proposal No.: [*]
Dated: 10-December-2007
[*] CONFIDENTIAL TREATMENT IS REQUESTED

This Project Proposal outlines the Services that [*] will perform for the Client relating to the Product. [*]
1.	Project Scope
[*]
[*] CONFIDENTIAL TREATMENT IS REQUESTED

Part B: Budget Summary
[*]
[*] CONFIDENTIAL TREATMENT IS REQUESTED

Part C: High Level Timeline
[*]
[*] CONFIDENTIAL TREATMENT IS REQUESTED

EXHIBIT M
CHANGE FORM NO. 1
Effective Date: February 7, 2008
     Reference is made to the Amended and Restated Strategic Alliance Agreement (Nicotinic Alpha-7 Program) (including its schedules, exhibits and appendices) dated as of February 27, 2006, among Memory Pharmaceuticals Corp., Hoffmann-La Roche Inc. and F. Hoffmann-La Roche Ltd, as amended (the “Agreement”). Reference is also made to Exhibit M (“Exhibit M”) to the Third Amendment to the Agreement. Exhibit M, as previously modified, supplemented and/or otherwise amended, is hereby further modified, supplemented and/or otherwise amended as follows:
The following is hereby added to Exhibit M as an Additional Activity:

		Estimated	Estimated
	Item Description	Costs ($US)	Timing	Deliverables
4.	A p50 sensory gating clinical study, including manufacturing, testing and distribution of clinical trial material, to evaluate the effects of the nicotinic alpha 7 agonist MEM 3454 on P50 sensory gating in patients with Schizophrenia. Which study will (a) test multiple single doses of Compound 3454, (b) is double-blind, (c) includes a minimum of 12 [*] schizophrenia patients randomized who are on a stable background anti-psychotic therapy (e) has as its primary objective to determine the utility of P50 sensory gating as an efficacy biomarker for nicotinic alpha 7 agonists such as MEM 3454, [*].	[*]	[*]	[*]

Substantially as provided in draft protocol synopsis (attached hereto as Attachment M-4). [*]

     To the extent that there are any inconsistencies between the terms of this Change Form and the terms of the Agreement or Exhibit M, the terms of this Change Form shall prevail in effect. This Charge Form may be executed by facsimile or pdf format and in any number of counterparts, each of which shall be deemed an original but all of such together shall constitute one and the same instrument.
[*] CONFIDENTIAL TREATMENT IS REQUESTED

     IN WITNESS WHEREOF, the parties have executed this Change Form to be effective as of the Effective Date set forth above.

MEMORY PHARMACEUTICALS CORP.		HOFFMANN-LA ROCHE INC.

By:	/s/ James R. Sulat	By:	/s/ Warwick S. Bedwell

	Name: James R. Sulat		Name:	Warwick S. Bedwell
	Title: President and CEO		Title:	Vice President
Global Head of Business
Development

F. HOFFMANN-LA ROCHE LTD

		By:	/s/ Robin Breckenridge

			Name:	Robin Breckenridge
			Title:	Vice President,
Global Head Operation

		By:	/s/ Stefan Arnold

			Name:	Stefan Arnold
			Title:	Attorney at Law
[*] CONFIDENTIAL TREATMENT IS REQUESTED

Attachment M-4
Draft Protocol Synopsis
MEM 3454-102 Protocol Synopsis (Part 1)
Title of study: A Single-center, Randomized, Double-Blind, Placebo-Controlled Cross-Over Study investigating the effect of 4 Dosages (1 mg, 5 mg, 15 mg, 50 mg) of MEM 3454 on P50 Sensory Gating and Mismatch Negativity (MMN) in Patients with Schizophrenia.
Study purpose:
The purpose of this study is to evaluate the effects of the nicotinic alpha 7 agonist MEM 3454 on P50 sensory gating in patients with Schizophrenia. [*]
The data produced from this study will provide useful information regarding the value of p50 as an efficacy biomarker, [*].
Objectives: The objectives of this study using 4 dosages of MEM 3454 and placebo in patients with schizophrenia are to:
Primary: Determine the utility of P50 sensory gating as an efficacy biomarker for nicotinic alpha 7 agonists such as MEM 3454.
Secondary:
•	[*]
Population: 12 [*], stable schizophrenic patients maintained on second generation antipsychotic therapy (excluding clozaril).
Inclusion/Exclusion criteria:
Inclusion:
•	[*]
Exclusion:
•	[*]
Investigational and reference therapy:
[*]
Study Design: This is a single-center, randomized, double-blind, placebo-controlled, cross-over study of 4 dosages of MEM 3454 (1 mg, 5 mg, 15 mg, 50 mg) and placebo in approximately 12 schizophrenic patients between 18 and 55 years of age.
[*]
[*]
[*] CONFIDENTIAL TREATMENT IS REQUESTED

Exhibit N—Form of Exhibit Change Form
EXHIBIT M CHANGE FORM NO. [___]
Effective Date:___________
     Reference is made to the Amended and Restated Strategic Alliance Agreement (Nicotinic Alpha-7 Program) (including its schedules, exhibits and appendices) dated as of February 27, 2006, among Memory Pharmaceuticals Corp., Hoffmann-La Roche Inc. and F. Hoffmann-La Roche Ltd, as amended (the “Agreement”). Reference is also made to Exhibit M (“Exhibit M”) to the Third Amendment to the Agreement. Exhibit M, as previously modified, supplemented and/or otherwise amended, is hereby further modified, supplemented and/or otherwise amended as follows:

[INSERT CHANGE]
     To the extent that there are any inconsistencies between the terms of this Change Form and the terms of the Agreement or Exhibit M, the terms of this Change Form shall prevail in effect. This Charge Form may be executed by facsimile or pdf format and in any number of counterparts, each of which shall be deemed an original but all of such together shall constitute one and the same instrument.
     IN WITNESS WHEREOF, the parties have executed this Change Form to be effective as of the Effective Date set forth above.

MEMORY PHARMACEUTICALS CORP.		HOFFMANN-LA ROCHE INC.

By:		By:

	Name: James R. Sulat		Name:
	Title: President and CEO		Title:

F. HOFFMANN-LA ROCHE LTD

By:

Name:
Title:

By:

Name:
Title:
[*] CONFIDENTIAL TREATMENT IS REQUESTED